Exhibit 99.1

        [GRAPHIC OMITTED]
TOMPKINS
  TRUSTCO INC.


                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, April 21, 2004


Tompkins Trustco, Inc. reports net income up 4.5% in first quarter.

ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)


Tompkins Trustco, Inc. reported net income of $6.1 million for the first quarter of 2004, an increase of 4.5% over the first quarter of 2003. On a per share basis, the Company earned $0.74 per diluted common share in the first quarter of 2004, up 4.2% over the $0.71 earned in the same quarter last year. Share and per share data included in this press release have been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.

The Company's total assets were $1.9 billion at March 31, 2004, up $182.1 million or 10.32% over March 31, 2003. Asset growth was primarily centered in loans and leases, which were up $84.8 million, and securities, which were up $63.0 million. Short-term investments consisting of interest bearing balances due from banks and Federal funds sold were up $31.0 million, also contributing to the growth in assets. Deposits continue to be the main funding source for the Company, with total deposits of $1.5 billion at March 31, 2004, representing an increase of $131.9 million from the prior year. The majority of the increase in total deposits was in core deposits (total deposits less time deposits $100,000 and over, brokered deposits, and municipal money market deposits), which were up $111.8 million or 10.7% from $1.0 billion at March 31, 2003 to $1.2 billion at March 31, 2004.

Over the past twelve months total loan and lease outstandings have increased by 8.4%. Annualized net loan and lease charge-offs for the first quarter of 2003 represented a modest 0.14% of average loans and leases, compared to 0.10% for the same period last year. Nonperforming assets represented 0.44% of total assets at March 31, 2004, compared to 0.43% at March 31, 2003.

Net interest income was $17.4 million for the first quarter of 2004, an increase of 4.9% from the same period in 2003. Growth in earning assets helped offset a decline in net interest margin, from 4.45% in the first quarter of 2003, to 4.12% in the first quarter of 2004. Average earning assets of $1.8 billion for the first quarter of 2004, were up 12.4% over the same period in 2003.

Noninterest income was $6.9 million for the first quarter of 2004, an increase of 12.4% from 2003. Noninterest income for the current period benefited from growth in nearly all fee income categories. Key noninterest income growth categories for the quarter included: $1.3 million from trust and investment services, up $326,000; $1.8 million in service charges on deposit accounts, up $168,000; $1.5 million in insurance commissions and fees, up $263,000. Gain on the sale of loans was the only significant income category that reflected a decline from the same quarter in 2003, down $378,000. This is primarily attributable to the decline in residential mortgage application volume in 2004. Chairman and CEO James J. Byrnes commented, "We are very pleased with the performance of our fee income businesses during the first quarter of 2004. The business development efforts of our Tompkins Investment Services Division are now beginning to see the benefits of improved performance in the stock market, while Tompkins Insurance Agencies has seen increased revenues, which have benefited from the acquisitions of two smaller agencies in 2003".

Noninterest expenses for the first quarter of 2004 were $14.2 million, up $976,000, or 7.4% over the same period in 2003. These increases were primarily due to higher compensation and benefits related expenses, which were up $528,000 to $8.3 million. A contributing factor to the growth in noninterest expenses during the period was the addition of the Auburn Office of Tompkins Trust Company, which opened in July 2003.

Tompkins Trustco, Inc. operates 34 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

 "Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

Consolidated Statements of Condition (Unaudited)

                                                                                           As of          As of
(in thousands except share data)                                                      03/31/2004     12/31/2003
---------------------------------------------------------------------------------------------------------------
ASSETS
Cash and noninterest bearing balances due from banks                                 $    55,965    $    56,540
Interest bearing balances due from banks                                                  23,439          9,216
Federal funds sold                                                                         7,900              0
Available-for-sale securities, at fair value                                             630,322        592,137
Held-to-maturity securities, fair value of $55,698 at
    March 31, 2004 and $51,441 at December 31, 2003                                       53,151         49,528
Loans and leases net of unearned income and deferred costs and fees                    1,089,236      1,069,140
Less:  Reserve for loan/lease losses                                                      12,100         11,685
---------------------------------------------------------------------------------------------------------------
                                                              Net Loans/Leases         1,077,136      1,057,455

Bank premises and equipment, net                                                          28,570         28,466
Corporate owned life insurance                                                            22,995         22,843
Goodwill                                                                                  11,541         11,541
Intangible assets                                                                          3,136          3,322
Accrued interest and other assets                                                         31,803         33,398
---------------------------------------------------------------------------------------------------------------
                                                                  Total Assets       $ 1,945,958    $ 1,864,446
---------------------------------------------------------------------------------------------------------------

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
     SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
     Interest bearing:
          Checking, savings and money market                                         $   811,260    $   747,691
          Time                                                                           406,717        381,175
     Noninterest bearing                                                                 269,786        282,259
---------------------------------------------------------------------------------------------------------------
                                                                Total Deposits         1,487,763      1,411,125

Federal funds purchased and securities sold under agreements to repurchase               189,016        187,908
Other borrowings                                                                          81,376         87,111
Other liabilities                                                                         21,048         17,843
---------------------------------------------------------------------------------------------------------------
                                                             Total Liabilities       $ 1,779,203      1,703,987
---------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                             1,523          1,489

Shareholders' equity:
     Common Stock - par value $.10 per share, authorized 15,000,000 shares
          Issued: 8,194,035 at March 31, 2004; and 8,185,816 at December 31, 2003            819            819
     Surplus                                                                              77,044         76,926
     Undivided profits                                                                    82,376         78,676
     Accumulated other comprehensive income                                                5,459          3,015
     Treasury stock, at cost - 26,981 shares at March 31, 2004,
          and December 31, 2003                                                             (466)          (466)

---------------------------------------------------------------------------------------------------------------
                                                    Total Shareholders' Equity       $   165,232    $   158,970
---------------------------------------------------------------------------------------------------------------
             Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                      And Shareholders' Equity       $ 1,945,958    $ 1,864,446
---------------------------------------------------------------------------------------------------------------

Consolidated Statements of Income (Unaudited)

(in thousands except per share data)                                               Three months ended
                                                                                 -----------------------
                                                                                 03/31/2004   03/31/2003
                                                                                 ----------   ----------
INTEREST AND DIVIDEND INCOME
Loans                                                                            $   16,587   $   16,891
Interest on balances due from banks                                                      49           15
Federal funds sold                                                                       11           13
Available-for-sale securities                                                         5,948        5,476
Held-to-maturity securities                                                             437          394
--------------------------------------------------------------------------------------------------------
                                            Total Interest and Dividend Income       23,032       22,789
--------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                                  618          754
     Other deposits                                                                   3,004        3,809
Federal funds purchased and securities sold under
    agreements to repurchase                                                          1,092          620
Other borrowings                                                                        963        1,062
--------------------------------------------------------------------------------------------------------
                                                        Total Interest Expense        5,677        6,245
--------------------------------------------------------------------------------------------------------
                                                           Net Interest Income       17,355       16,544
--------------------------------------------------------------------------------------------------------
                                        Less:  Provision for loan/lease losses          788          540
--------------------------------------------------------------------------------------------------------
                     Net Interest Income After Provision for Loan/Lease Losses       16,567       16,004
--------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Trust and investment services income                                                  1,326        1,000
Service charges on deposit accounts                                                   1,847        1,679
Insurance commissions and fees                                                        1,533        1,270
Card services income                                                                    558          540
Other service charges                                                                   904          790
Increase in cash surrender value of corporate owned life insurance                      302          252
Gains on sales of loans                                                                 122          500
Other income                                                                            235           35
Net realized gain on available-for-sale securities                                       58           59
--------------------------------------------------------------------------------------------------------
                                                      Total Noninterest Income        6,885        6,125
--------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                                      6,474        5,987
Pension and other employee benefits                                                   1,874        1,833
Net occupancy expense of bank premises                                                  954          896
Furniture and fixture expense                                                           894          822
Marketing expense                                                                       397          392
Amortization of intangible assets                                                       178          190
Other operating expense                                                               3,432        3,107
--------------------------------------------------------------------------------------------------------
                                                    Total Noninterest Expenses       14,203       13,227
--------------------------------------------------------------------------------------------------------
                                 Income Before Income Tax Expense and Minority
                                         Interest in Consolidated Subsidiaries        9,249        8,902
--------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                                           34           33
                                                            Income Tax Expense        3,067        2,984
--------------------------------------------------------------------------------------------------------
                                                                    Net Income   $    6,148   $    5,885
--------------------------------------------------------------------------------------------------------
Basic Earnings Per Share                                                         $     0.75   $     0.72
Diluted Earnings Per Share                                                       $     0.74   $     0.71
--------------------------------------------------------------------------------------------------------

Per share data has been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.

Tompkins Trustco, Inc. - Summary of Financial Data (Unaudited)

                                                    ---------------------------------------------------------------------------
(In thousands, except per share data)                                        Quarter-Ended                           Year-Ended
                                                    ---------------------------------------------------------------------------
                                                        Mar-04       Dec-03       Sep-03       Jun-03       Mar-03       Dec-03
                                                    ---------------------------------------------------------------------------
Period End Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Securities                                          $  683,473   $  641,665   $  611,531   $  577,119   $  620,444   $  641,665
-------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
-------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                       1,089,236    1,069,140    1,038,193    1,043,843    1,004,471    1,069,140
-------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           12,100       11,685       11,621       12,257       11,990       11,685
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                         1,945,958    1,864,446    1,805,080    1,786,238    1,763,857    1,864,446
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,487,763    1,411,125    1,404,233    1,362,279    1,355,892    1,411,125
-------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      189,016      187,908      152,075      149,186      120,386      187,908
-------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                        81,376       87,111       72,341       97,567      116,790       87,111
-------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   165,232      158,970      153,716      154,307      149,659      158,970
-------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Average assets                                      $1,900,810   $1,845,515   $1,778,448   $1,752,059   $1,701,291   $1,769,748
-------------------------------------------------------------------------------------------------------------------------------
Average equity                                         161,598      155,466      151,855      151,467      150,209      152,263
-------------------------------------------------------------------------------------------------------------------------------

Share data
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)          8,162,739    8,145,403    8,112,827    8,108,616    8,155,253    8,130,449
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)        8,303,925    8,305,584    8,270,598    8,242,956    8,285,413    8,276,062
-------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        8,167,054    8,158,835    8,121,652    8,109,864    8,106,558    8,158,835
-------------------------------------------------------------------------------------------------------------------------------
Book value per share                                $    20.23   $    19.48   $    18.93   $    19.03   $    18.46   $    19.48
-------------------------------------------------------------------------------------------------------------------------------


Income Statement
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                 $   17,355   $   17,369   $   17,036   $   16,553   $   16,544   $   67,502
-------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                            788          774          585          598          540        2,497
-------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                       6,885        6,468        6,109        6,553        6,125       25,255
-------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                     14,203       14,198       13,258       13,174       13,227       53,857
-------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              34           33           34           34           33          134
-------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       3,067        2,877        3,092        3,111        2,984       12,064
-------------------------------------------------------------------------------------------------------------------------------
Net income                                               6,148        5,955        6,176        6,189        5,885       24,205
-------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                            $     0.75   $     0.73   $     0.76   $     0.76   $     0.72   $     2.98
-------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                          $     0.74   $     0.72   $     0.75   $     0.75   $     0.71   $     2.92
-------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                     $      373   $      710   $    1,221   $      331   $      254   $    2,516
-------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                            8,062        7,321        9,000        6,683        6,585        7,321
-------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing            46           26           19          457          317           26
-------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above          195          246          250          250          252          246
-------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                     8,303        7,593        9,269        7,390        7,154        7,593
-------------------------------------------------------------------------------------------------------------------------------
  OREO                                                     299          385          343          235          399          385
-------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                     8,602        7,978        9,612        7,625        7,553        7,978
-------------------------------------------------------------------------------------------------------------------------------

Tompkins Trustco, Inc. - Summary of Financial Data (Unaudited)

                                                  -------------------------------------------------------------------------------
                                                                           Quarter-Ended                           Year-Ended
                                                  -------------------------------------------------------------------------------
                                                       Mar-04         Dec-03       Sep-03       Jun-03      Mar-03        Dec-03
                                                  -------------------------------------------------------------------------------
Credit Quality
---------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                       0.14%          0.27%        0.46%        0.13%       0.10%         0.24%
---------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases         0.76%          0.71%        0.89%        0.71%       0.71%         0.71%
---------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                             0.44%          0.43%        0.53%        0.43%       0.43%         0.43%
---------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases               145.73%        153.89%      125.37%      165.86%     167.60%       153.89%
---------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                1.11%          1.09%        1.12%        1.17%       1.19%         1.09%
---------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
---------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                          7.9%           7.9%         8.0%         7.9%        7.9%          7.9%
---------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                    13.4%          13.4%        13.6%        13.5%       13.5%         13.4%
---------------------------------------------------------------------------------------------------------------------------------

Profitability
---------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                              1.30%          1.28%        1.38%        1.42%       1.40%         1.37%
---------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                             15.30%         15.20%       16.14%       16.39%      15.89%        15.90%
---------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                              4.12%          4.18%        4.26%        4.25%       4.45%         4.28%
---------------------------------------------------------------------------------------------------------------------------------
* Quarterly ratios have been annualized

Share and per share data have been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.